Exhibit 99.1

Diodes Incorporated to Acquire onsemi’s South Portland, Maine Wafer Fabrication Facility and Operations

February 28, 2022 Plano, Texas

Diodes Incorporated (Diodes) (Nasdaq: DIOD) today announced it has entered into a definitive agreement to acquire onsemi’s wafer fabrication facility and operations located in South Portland, Maine (the “South Portland Facility”). Terms of the agreement were not disclosed.

The South Portland Facility (SPFAB) offers Diodes additional 200mm wafer fab capacity for analog products to accelerate its growth initiatives in the automotive and industrial end markets. This US-based facility, together with Diodes’ existing wafer fabrication facilities in Asia and Europe, will further enhance Diodes’ global manufacturing operations.

“The proposed acquisition of the South Portland Facility aligns well with our strategic objective for significant revenue and profit dollar growth over the next several years,” said Dr. Keh-Shew Lu, chairman, president, and chief executive officer of Diodes. “The team’s exceptional engineering capabilities and skills will support our technical and operational performance expectations and are a welcomed addition to the Diodes’ family. Moreover, adding SPFAB to our manufacturing footprint will allow Diodes to support increasing customer demand through expanded capacity and internal manufacturing flexibility, further strengthening Diodes’ competitive advantage in this supply constrained environment. We are very enthusiastic about this acquisition and its value to Diodes’ future technology roadmap.”

The closing of the South Portland Facility transaction is subject to customary closing conditions and is expected to be completed in the second quarter of 2022. Following the close, Diodes will integrate the South Portland Facility as well as its operations and employees.

About Diodes Incorporated

Diodes Incorporated (Nasdaq: DIOD), a Standard and Poor’s SmallCap 600 and Russell 3000 Index company, delivers high-quality semiconductor products to the world’s leading companies in the consumer electronics, computing, communications, industrial, and automotive markets. We leverage our expanded product portfolio of discrete, analog, and mixed-signal products and leading-edge packaging technology to meet customers’ needs. Our broad range of application-specific solutions and solutions-focused sales, coupled with worldwide operations of 31 sites, including engineering, testing, manufacturing, and customer service, enables us to be a premier provider for high-volume, high-growth markets. For more information visit www.diodes.com.

Cautions Regarding Forward-Looking Statements: Certain statements contained herein, including, among others, the expected closing of the transactions and the potential effects thereof, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected. Forward-looking statements are often characterized by the use of words such as “believes,” “estimates,” “expects,” “projects,” “may,” “will,” “intends,” “plans,” “should,” or “anticipates,” and similar expressions. All forward-looking statements contained herein are made as of the date hereof, and are based on Diodes’ current expectations, forecasts, estimates and assumptions as well as on information available to Diodes as of such date. These forward-looking statements involve risks, uncertainties and other factors that could cause results or events to differ materially from those expressed in the forward-looking statements. Among these, such risks and uncertainties include, but are not limited to, risks relating to the possibility that the transaction may not be consummated, including as a result of any of the conditions precedent (including the failure to obtain any required approvals or consents); the risk of global market downturn conditions and volatilities impacting the completion of the acquisition; the risk that SPFAB will not be integrated successfully into Diodes’ overall business; the risk that the expected benefits of the acquisition may not be realized, including the realization of the accretive effect of the acquisition, the realization of the anticipated cost savings, revenue and profit dollar growth prospects and any other synergies expected from the acquisition and the expected benefits of the new multi-year wafer supply agreement; the risk that SPFAB’s standards, procedures and controls will not be brought into conformance within Diodes’ operation; difficulties in transitioning and retaining SPFAB employees following the acquisition; difficulties in consolidating facilities and transferring processes and know-how; the diversion of our management’s attention from the management of our current business; Diodes may not be able to maintain its current growth strategy or continue to maintain its current performance, costs and loadings in its manufacturing facilities; risks of domestic and foreign operations, including excessive operation costs, labor shortages, changes in tax rates; the impact of competition and other risk factors relating to our industry and business. Additional risk factors are as discussed from time to time in Diodes’ filings with the United States Securities and Exchange Commission. Diodes assumes no obligation to update such information, except as may be required by law. You are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date hereof.

The DIODES logo is a registered trademark of Diodes Incorporated in the United States and other countries.

Company Contact:
Gurmeet Dhaliwal

Diodes Incorporated
Director, IR & Corporate Marketing
P: 408-232-9003
E: Gurmeet_Dhaliwal@diodes.com

Investor Relations Contact:
Leanne Sievers
Shelton Group for Diodes Incorporated
President, Investor Relations
P: 949-224-3874
E: lsievers@sheltongroup.com